EXHIBIT 10.(v)



                      SECOND AMENDMENT TO AND EXTENSION OF
                          1993 RESTATED LOAN AGREEMENT


     THIS SECOND AMENDMENT TO AND EXTENSION OF 1993 RESTATED LOAN AGREEMENT (the "Second Amendment") is intended to amend the terms of the Restated Loan Agreement (the "Agreement") dated as of November 8, 1993 and as amended by the First Amendment to Restated Loan Agreement (the "First Amendment") dated as of April 11, 1994, among DATA TRANSMISSION NETWORK CORPORATION, FIRST NATIONAL BANK OF OMAHA, FIRSTIER BANK, NATIONAL ASSOCIATION, LINCOLN, NEBRASKA, FIRST NATIONAL BANK, WAHOO, NEBRASKA, NBD BANK, N.A., NORWEST BANK NEBRASKA, N.A. and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS. All terms and conditions of the Agreement shall remain in full force and effect except as expressly amended herein. Except as provided herein, all capitalized terms herein shall have the meanings prescribed in the Agreement. The Agreement shall be amended as follows:

     1. Effective as of the date hereof change the reference to the maximum amount of revolving credit in Section 2.1 from $38,000,000 to $46,400,000 and increase the references to each Bank's maximum advance limit as follows: (1) as to FNB-O, $14,400,000; (ii) as to FirsTier, $8,640,000;
     (iii) as to FNB-W, $480,000; (iv) as to NBD, $8,640,000; (v) as to Norwest, $8,160,000; and (vi) as to Boatmen's, $6,080,000. In connection with this amendment the Borrower is contemporaneously executing and delivering to the Banks six Secured Business Promissory Notes dated as of the date hereof in the respective principal amounts of $14,400,000, $8,640,000, $480,000,
     $8,640,000,  $8,160,000 and $6,080,000  (the  "Replacement  Notes").  These
     Replacement Notes are being delivered in substitution of the Secured Business Promissory Notes dated as of April 11, 1994, in the respective principal amounts of $11,400,000, $6,840,000, $380,000, $6,840,000,
     $6,460,000 and $6,080,000. This amendment shall not affect and there shall remain outstanding from the Borrower to the Banks, the Existing Term Notes and the Related Bank Debt.

     2. The parties hereto agree that the revolving credit facility shall be extended to June 30, 1995. Accordingly, each reference in the Agreement to June 30, 1994, is hereby amended to June 30, 1995 and the maturity date for the Notes referenced in Section 2.3 of the Agreement shall be June 30, 1999.

     3. The parties hereby acknowledge that these Replacement Notes are secured by the Collateral as specified in the Restated Security Agreement between the parties dated as of November 8, 1993.









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

     4. The following changes shall be made in the definitions in Article I of the Agreement:

               Change of Control. (a) at any time when any of the equity securities of the Borrower shall be registered under Section 12 of the Securities Exchange Act of 1934 as amended from time to time (the "Exchange Act"), (i) any person, entity or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) (other than any person which is a management employee, or any such "group" which consists entirely of management employees, of the Borrower) being or becoming the beneficial owner, directly or indirectly, of more than 50% of the voting stock of the Borrower, or (ii) a majority of the members of the Borrower's board of directors (the "Board") consisting of persons other than Continuing Directors (as hereinafter defined); and (b) at any other time, less than 50% of the voting stock of the Borrower being owned beneficially, directly or indirectly, by employees of the Borrower or its subsidiaries. As used herein, the term "Continuing Director" means any member of the Board on the date hereof and any other member of the Board who shall be recommended or elected to succeed a Continuing Director by a majority of Continuing Directors who are the members of the Board.

               Consolidated Tangible Net Worth. The Net Worth of the Borrower and its subsidiaries on a consolidated basis ("Consolidated Net Worth"), after deducting therefrom (without duplication of deductions):

                    (a) the net book amount of all assets,  after  deducting any reserves applicable thereto, which would be treated as intangible under generally accepted accounting principles, including, without limitation, such items as good will, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing, unamortized debt discount and expense, organizational expenses and the excess of cost of purchased subsidiaries over equity in the net assets thereof at the date of acquisition;

                    (b) any write-up in the book value of any asset on the books of the Borrower or any of its subsidiaries resulting from a revaluation thereof subsequent to December 31, 1993 (other than the write-up of the book value of an asset made in accordance with generally accepted accounting principles in connection with the purchase of such asset);






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                    (c) the amounts, if any, at which any shares of stock of the
               Borrower or any of its subsidiaries appear on the asset side of the balance sheet from which Consolidated Net Worth is determined for the purposes of this definition;

                    (d) all deferred charges (other than prepaid expenses); and

                    (e) the  amounts  at which any  investment  in any person or entity, other than Permitted Investments (as defined below), appear on the asset side of such balance sheet. "Permitted Investments" shall mean any of the following:

                         (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof maturing within one year from the date of acquisition thereof,

                         (ii) marketable direct  obligations issued by any state
                    of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having as at any date of determination the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.,

                         (iii) commercial paper maturing no more than 270 days from the date of creation thereof and having as at any date of determination the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.,

                         (iv) certificates of deposit maturing within one year from the date of acquisition thereof issued by commercial banks incorporated under the laws of the United States of America or any state thereof or the District of Columbia, each having as at any date of determination combined capital and surplus of not less than $100,000,0000 ("Permitted Banks") or a foreign branch thereof,




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                         (v) bankers'  acceptances eligible for rediscount under
                    requirements of The Board of Governors of the Federal Reserve System and accepted by Permitted Banks,

                         (vi) obligations of the type described in clauses (i) through (iv) above purchased from a securities dealer designated as a "primary dealer" by the Federal Reserve Bank of New York or a Permitted Bank as counterparty pursuant to a repurchase agreement obligating such counterparty to repurchase such obligations not later than 14 days after the purchase thereof and which provides that the obligations which are the subject thereof are held for the benefit of the Borrower and its subsidiaries by a custodian which is a Permitted Bank and which is not the counterparty to the repurchase agreement in question, and

                         (vi) the securities of any investment company registered under the Investment Company Act of 1940 which is a "money market fund" within the meaning of regulations of the Securities and Exchange Commission, or an interest in a pooled fund maintained by a Permitted Bank having comparable investment restrictions.

               Existing Term Notes. Those certain promissory notes from the Borrower to FNB-O, FirsTier, FNB-W and NBD dated as of January 7, 1991, April\23,\1991, May\3,\1991, January\15,\1992, February\4,\1992,
          March\3,\1992,     May\6,\1992,     July\7,\1992,     October\1,\1992,
          October\12,\1992, October\19,\1992, November\3,\1992, January\4,\1993,
          February\9,\1993, April\16,\1993, and July\8,\1993, all as described on Schedule A hereto.

               Operating Cash Flow. The Borrower's average monthly earnings or loss before interest, depreciation and taxes, less current tax expense and plus or minus any non-ordinary non-cash charges or credits to earnings, which average shall be based on the Borrower's actual financial results in the two full calendar months preceding the date of determination. For purposes of calculating Operating Cash Flow for this Agreement, the Borrower shall not permit deferred commission expenses to be capitalized for any period in excess of twelve months.







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
     5. The  following  sentences  shall be added  after the first  sentence  of
     Section 4.2 of the Agreement:

          The Banks shall be entitled to receive as a prepayment on the Notes the proceeds of any sale of assets of the Borrower which are prohibited by the preceding sentence. Notwithstanding the foregoing prepayment requirements, any such prohibited sale shall remain a violation of this Agreement.

     6. Section 4.3 of the Agreement shall be amended to read as follows:

          4.3 Net Worth. The Borrower shall maintain a minimum Net Worth as follows: (i) from the date thereof through December 31, 1994, minimum Net Worth shall be at least $11,000,000; and (ii) at all times after December 31, 1994, minimum Net Worth shall be at least $11,500,000.; provided, however, solely for purposes of determining compliance with the provisions of this Section 4.3, "Net Worth" shall not include any subordinated debt. In addition, the Borrower shall not at any time permit Consolidated Tangible Net Worth to be less than $9,000,000.

     7. The following Subsection (c) shall be added to Section 4.4:

                        (c) On the day the Borrower  becomes liable with respect
                    to any debt and immediately after giving effect thereto and to the concurrent retirement of any other debt, the sum of Total Indebtedness, plus the amount of any outstanding subordinated debt, plus the Borrower's contingent obligations under any guaranty of the debt of any other person or entity (other than unsecured debt of a subsidiary incurred in the ordinary course of business for other than borrowed money or to finance the purchase price of any property or business) shall not exceed an amount equal to sixty times Operating Cash Flow at such date.

     8. The  following  new  covenant  shall be  added  as  Section  4.15 to the
     Agreement:

                   4.15. Interest Coverage. The ratio of Operating Cash Flow to interest expense (as determined in accordance with generally accepted accounting principles but excluding amortization of deferred offering costs and any fees related to the Trigger Event in Section 2.4 of this Agreement) at the end of each quarter during the term of this Agreement, as shown on the Quarterly Compliance Report, shall not be less than 2.0 to 1.0.







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
     9. The  following  new  covenant  shall be  added  as  Section  4.16 to the
     Agreement:

          4.16 Subordinated Debt. The Borrower shall not incur any subordinated debt or issue any preferred stock or warrants for preferred stock except upon the prior written consent of the Banks. The Borrower shall not make any voluntary or optional prepayment on any subordinated debt without the prior written consent of the Banks. Similarly, the Borrower shall not amend its articles of incorporation or any other documents or agreements relating to the issuance of subordinated debt, preferred stock or warrants for preferred stock without the prior written consent of the Banks.

     10. Subsections 6.1 (d), (f) and (j) of the Agreement shall be amended and a new Subsection (l) shall be added as follows:

          (d) A failure of the Borrower to comply with any requirement or restriction contained in Sections 4.1, 4.2, 4.3, 4.4, 4.7, 4.11, 4.12, 4.13, 4.14, 4.15 or 4.16 of this Agreement.

          (f) The occurrence of a default or a breach of any of the Borrower's obligations under any note, loan agreement, preferred stock, subordinated debt instrument or agreement, or any other agreement evidencing an obligation to repay borrowed money.

          (j) A change shall occur after November 8, 1993, directly or indirectly, in the ownership or control of the Borrower; provided, however, that changes in the ownership or control of, or new issuances of, voting common stock which do not exceed, cumulatively, 50% of the total issued and outstanding shares of the Borrower as of September 30, 1993 shall not be deemed an Event of Default under this Section 6.1(j); provided, further, that acquisitions of additional shares by members of the existing executive management group of the Borrower shall not be counted as changes in the ownership or control of the Borrower under this Section 6.1(j). For purposes of computing the total issued and outstanding shares as of September\30,\1993, warrants and options for such shares shall be included.

          (l) The Borrower shall be obligated to prepay all or any portion of its subordinated debt as a result of a Change of Control.






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     11.  This  Amendment  may be  executed  in  several  counterparts  and such counterparts together shall constitute one and the same instrument.

     12. This Amendment shall be effective as of June 29, 1994 and shall apply to all Quarterly Compliance Reports and all obligations of the Borrower on and after such date.

     13. The Company, First National Bank of Omaha, FirsTier Bank, National Association, Lincoln, and First National Bank, Wahoo, hereby agree that whenever the term "Existing Loan Agreement" is used in the Related Loan Agreement, such term shall include the 1993 Restated Loan Agreement, as amended by the First Amendment, this Second Amendment, and subsequent amendments, if any.

               IN WITNESS WHEREOF, the undersigned have executed this SECOND AMENDMENT TO AND EXTENSION OF RESTATED LOAN AGREEMENT dated as of June 29, 1994.


                                     DATA TRANSMISSION NETWORK
                                  CORPORATION


                                     By      Steve Ball
                                           -------------------------------
                                     Title:  Secretary
                                           -------------------------------


                                     FIRST NATIONAL BANK OF OMAHA


                                       By    Jim Bonham
                                           -------------------------------
                                     Title:  Vice President
                                           -------------------------------























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                                        FIRSTIER BANK, NATIONAL
                                        ASSOCIATION, LINCOLN, NEBRASKA


                                       By      John Arrigo
                                               --------------------------
                                       Title:  Commercial Banking Officer
                                               --------------------------

















































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                                        FIRST NATIONAL BANK, WAHOO,
                                        NEBRASKA


                                       By    Elizabeth E. Rezac
                                             -----------------------------
                                     Title:  Loan Officer
                                             -----------------------------















































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                                       NBD BANK, N.A.


                                       By    James R. Frye
                                             -----------------------------
                                     Title:  Vice President
                                             -----------------------------




















































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




                                       NORWEST BANK NEBRASKA, N.A.


                                       By    Leslie J. Volk
                                             ----------------------------
                                     Title:
                                             ----------------------------




















































                                       35
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                                       THE BOATMEN'S NATIONAL BANK
                                       OF ST. LOUIS


                                       By    Joseph L. Sooter
                                             -------------------------------
                                     Title:
                                             -------------------------------


          4476E/1-8











































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